EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST PROVIDES UPDATE ON PLAN TO PAY OFF STRATEGIC FINANCING

DALLAS – February 26, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today provided an update on its previously announced plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising capital through a combination of asset sales, mortgage debt refinancings, and its non-traded preferred capital offering.

The Company currently has three assets under Purchase and Sale Agreements (including the recently announced agreement to sell the Residence Inn Salt Lake City) and three additional assets under Letters of Intent. The combined sales prices of these six assets total more than $220 million. Additional assets are at various stages of the marketing process, and the Company plans to provide further updates in its earnings release this week. The Company provides no assurances that these sales will be completed.

The Company announced last month that it has several assets at various stages of being available for sale. These assets include:
• 390-room Hilton Boston Back Bay – Boston, MA
• 444-room Ritz-Carlton Atlanta – Atlanta, GA
• 296-room Westin Princeton – Princeton, NJ
• 351-room Hyatt Savannah – Savannah, GA
• 193-room One Ocean – Atlantic Beach, FL

• 350-room Residence Inn Sea World Orlando – Orlando, FL
• 144-room Residence Inn Salt Lake City – Salt Lake City, UT
• 168-room Courtyard Overland Park – Overland Park, KS
• 90-room Courtyard Manchester – Manchester, CT
• 86-room Hampton Inn Lawrenceville – Lawrenceville, GA
• 90-room SpringHill Suites Kennesaw – Kennesaw, GA
• 87-room Fairfield Inn Kennesaw – Kennesaw, GA

“As we announced last month, we are focused on paying off our strategic corporate financing in 2024,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “We are making tangible progress with the plan and will continue to provide updates to our shareholders along the way. Between the excess proceeds from planned asset sales, excess proceeds from planned property refinancings, and proceeds from our non-traded preferred capital raise, we believe we have a viable path to pay off our strategic financing this year.”

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans, including its plans to raise capital through a combination of asset sales, mortgage debt refinancings and non-traded preferred capital raising and to pay off its strategic financing. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “could,” “plan,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to raise sufficient capital to pay off our strategic debt; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are made only as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.